UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012 (May 2, 2012)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 2.01   Completion of Acquisition of Disposition of Assets.

On May 2, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired the lenders interest of Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C6, in a promissory note dated August 11, 2005 in the face amount of $5,200,000.00 secured by Deed of Trust and Security Agreement together with other customary security instruments.  The lenders interest acquired is secured by a commercial retail shopping center located at 6959 Harwin Drive, Houston, Texas.

The assets secured by the lenders interests are subject to a receivership order dated August 5, 2011 by the 164th Judicial District Court of Harris County, Texas.

The Company paid $3,215,237 cash for the lenders interest acquired.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: May 7, 2012	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer